HARVEST EDGE FUNDS

PROSPECTUS

February 28, 2019, as supplemented April 26, 2019

Fund	Investor Class Shares	Institutional Class Shares
Harvest Edge Absolute Fund	HEANX	HEAIX
Harvest Edge Equity Fund	HEENX	HEEIX
Harvest Edge Bond Fund	HEBNX	HEBIX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.hvmfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-434-4838 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.hvmfunds.com.

Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured	No Bank Guarantee	May Lose Value

HARVEST EDGE ABSOLUTE FUND

Investment Objective

The Harvest Edge Absolute Fund (the “Fund”) seeks to provide total return independent of general market direction.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your broker for transactions in Institutional Class Shares. Such commissions are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Interest Expense	0.31%	0.25%
All Remaining Other Expenses	6.52%	5.55%
Total Other Expenses	6.83%	5.80%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses[1]	7.77%	6.49%
Fee Waiver/Expense Reimbursement[1]	(6.22)%	(5.25)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	1.55%	1.24%

[1]	Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, expenses incurred in connection with any merger or reorganization, litigation and extraordinary expenses) to 0.95% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to the Adviser’s recoupment rights. The Adviser is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the lesser of the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not you redeem your shares) and assumes that you invest $10,000 in the Fund for the periods indicated, your investment has a 5% return each year, and the Fund’s total annual operating expenses remain the same. The example reflects contractual fee waivers and/or expense reimbursements, if any, only for the duration of the current commitment.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$158	$1,722	$3,203	$6,576
Institutional Class	$126	$1,453	$2,742	$5,805

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a portfolio of cash, short-term cash-equivalent investments, and short-term investment-grade debt instruments (the “Core Investments”) and implementing a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”). The Core Investments are intended to deliver returns with relatively low volatility and minimal interest rate and credit risk as well as no correlation to equity markets. The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to enhance investment returns on the Core Investments whether the S&P 500® Index increases or decreases. Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), will determine the allocation of the Fund’s assets between the Core Investments and Collateral Yield Enhancement Strategy. Typically, the Fund’s assets will be primarily allocated to the Core Investments. However, the investment team has the ability to increase the allocation to the Collateral Yield Enhancement Strategy if it deems it appropriate taking into consideration a number factors, such as the spread between implied versus realized volatility.

The Fund’s Core Investments will typically include cash, short-term cash-equivalent investments and short-term investment-grade debt instruments, including money market funds, U.S. Treasury obligations, commercial paper and other similar instruments.

To implement the Collateral Yield Enhancement Strategy, the Fund utilizes a strategy involving option spreads. Generally, the Fund enters a spread position by buying and selling equal options on the same underlying security or index but with different strike prices or expiration dates. The Fund constructs options spreads using a technique called “iron condors,” which involve four option legs that are comprised of written (sold) “out of the money” call and put options on the S&P 500® Index and purchased further “out of the money” call and put options on the same index. The four options legs of an “iron condor” are designed to generate premiums within defined risk parameters and consist of two options spreads, with each leg at a different strike (exercise or expiration) price. These options spreads include a call option spread with strike (exercise or expiration) prices above the current price level of the index at the time of initiation and a put option spread with strike (exercise or expiration) prices below the current price level of the index at the time of initiation. The Fund’s options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would go unexercised and the Fund would retain upon expiration the full premium paid. Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated. The Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to limit total Fund exposure attributable to, and create offsetting positions for, the written (sold) options.

In this structure, the written (sold) call and put options are designed to generate premiums (income) for the Fund as option holders (purchasers) pay a premium to the Fund in exchange for the right to obtain from the Fund, in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. These options, which are used for speculative purposes, create investment risks associated with the price level of the index and movements in the price level could result in losses to the Fund tied to the difference between the strike (exercise or expiration) price and the index price level, less the premium received by the Fund.

To mitigate the risks created by the Fund’s written (sold) options, the Fund simultaneously purchases call and put options on the S&P 500® Index generally with the same expiration date as the written (sold) options to complete the other two option legs that comprise the “iron condor” structure (i.e., these options are used for hedging purposes). The purchased options, which require the Fund pay a premium and are further “out of the money” at the time of initiation than the corresponding written (sold) options, are designed to define and limit the Fund’s risk exposure associated with the written (sold) options. These call and put options are intended to reduce the upside and downside risks, respectively, generated by the Fund’s written (sold) options because the Fund, as the option holder (purchaser), will obtain from the writer (seller), in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. As a result, the Fund’s potential loss on each option pair generally is limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

The Collateral Yield Enhancement Strategy is based on, among other factors, the Adviser’s analysis of current and anticipated market volatility, market risks, underlying instrument valuations, and quantitative factors. Based on its analysis of relevant market and other factors, the Adviser actively manages the strategy to seek to quantify and mitigate associated risks through the structuring of different options pairs with laddered higher and lower strike (exercise or expiration) prices and staggered expiration dates across different durations, which collectively are intended to manage volatility risks and diversify duration risk. The Adviser, in its discretion, also proactively adjusts or closes out positions to seek to limit directional risk and reduce exposure to adverse market events, such as significant volatility. For example, if the Adviser believes that the market is more stable than usual, it may increase the spreads of the option strategy to seek to enhance returns. Similarly, if the Adviser believes that the market is more volatile than usual, it may decrease the spreads of the option strategy to seek to mitigate potential losses.

Under adverse, unstable or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. These investments could reduce the benefit to the Fund of favorable market or economic conditions during this period.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Fund may fall, sometimes suddenly and significantly. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Active Trading Risk.  The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. In addition, writing (selling) and purchasing options could result in additional turnover and transaction costs.

Commercial Paper Risk.  The value of the Fund’s investment in commercial paper, which is generally unsecured, is susceptible to changes in interest rates and the issuer’s financial condition or credit quality. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper.

Counterparty Risk.  Certain investments or investment transactions, such as options, are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund would be unable to recover its investment from the counterparty or would obtain a limited recovery, and/or recovery would be delayed, which would result in a loss to the Fund.

Debt Securities Risk.  Investments in debt securities, including bonds, subject the Fund to the risk that the value of these securities overall will decline because of rising interest rates. Similarly, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities. Investments in debt securities will also be subject to the credit risk created when a debt issuer fails to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. A downgrade or default affecting the issuer of any debt securities held by the Fund would adversely affect the Fund’s performance. The Fund’s performance will be adversely affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening (prepayment) or lengthening (extension) their duration.

Derivatives Risk.  The options in which the Fund invests are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price. Some of the derivatives in which the Fund invests are considered speculative.

Leverage Risk.  Options create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage.

Liquidity and Valuation Risk.  The Fund may be unable to sell an investment at a desirable time or at the value the Fund has placed on the investment. The valuation of the Fund’s investments may require subjective judgments and the Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers.

Management Risk.  The Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. The techniques and judgments of the Adviser may fail to produce the desired or intended result.

Market Risk.  The Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

New Fund Risk.  The Fund recently commenced operations and has limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk.  Writing (selling) or purchasing an option involves the payment by the option holder (purchaser) and receipt by the seller of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium.

Writing (selling) call options involves the risk that the seller may be obligated to deliver securities at less than their current market price and, in the case of an uncovered or unhedged written option, the risk of loss is theoretically unlimited. Writing (selling) put options involves the risk that the seller must purchase the securities at more than their current market price.

The Fund intends to write (sell) and purchase call and put options on an equity index. Options on an index are similar to options on securities but because no underlying security can be delivered the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration.

Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. During periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. As a result, the Fund’s net asset value per share may experience significant increases or decreases over short time periods. No assurance can be given that the Adviser’s judgment in this respect will be correct or that during certain market conditions the Fund will be able to close its written (sold) options, which may result in substantial losses to the Fund. In addition, the Fund’s use of purchased options intended to define or mitigate risk may be inadequate or unsuccessful.

Certain of these option strategies (in particular, writing put options, among others) are speculative and can result in losses to the Fund.

Other Investment Company Risk.  To the extent the Fund invests in other investment companies, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

U.S. Government Securities Risk.  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Performance Information

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Class Shares from year to year and (b) how the average annual total returns of the Fund’s Institutional Class Shares and Investor Class Shares compare to those of the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index, a broad-based securities market index that is the Fund’s primary benchmark. This index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Fund has selected the Cboe S&P 500® Iron Condor Index as its secondary benchmark. The Cboe S&P 500 Iron Condor Index is designed to track the performance of a hypothetical option trading strategy that sells out-of-the-money S&P 500 Index put and call options and takes a portion of those sales to buy out-of-the-money S&P 500 Index put and call options. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

A privately offered fund managed by the Adviser was reorganized into the Fund as of the date the Fund commenced operations (December 19, 2017). This privately offered fund was organized on May 14, 2009 and commenced operations on October 1, 2009 and had an investment objective, strategies, policies, restrictions and guidelines that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Fund’s performance for periods prior to the commencement of operations is that of the privately offered fund (net of actual fees and expenses charged to the privately offered fund). The performance of the privately offered fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance could have been lower than the performance shown in the bar chart and Average Annual Total Returns table below. For periods following the Fund’s commencement of operations on December 19, 2017, the performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Calendar Year Returns - Institutional Class Shares (as of December 31 of each year)

For periods shown in the bar chart, the highest quarterly return was 5.92% in Q2 2018 and the lowest quarterly return was -18.83% in Q4 2018.

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (10/1/09)
Institutional Class Shares
Returns Before Taxes	-15.41%	-0.74%	1.76%
Returns After Taxes on Distributions	-15.61%	-0.78%	1.73%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.11%	-0.58%	1.35%
Investor Class Shares
Returns Before Taxes	-15.60%	-0.78%	1.73%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index[1]	1.83%	0.59%	0.36%
Cboe S&P 500® Iron Condor Index[1]	-5.28%	-0.30%	-0.42%

1 The index returns do not reflect deductions for fees, expenses or taxes.

The after-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Institutional Class Shares and will vary for Investor Class Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

Management of the Fund

Harvest Volatility Management, LLC serves as the Fund’s investment adviser (the “Adviser”). A team of investment professionals manages the Fund’s portfolio. The team members who are jointly and primarily responsible for the day-to-day management of the Fund (and their respective title(s) with the Adviser) are: Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager; Curtis F. Brockelman, Jr., President and Chief Risk Officer; Michael Zigmont, CFA, Partner; and Tim Knowles, Managing Director. This team has managed the Fund since it commenced operations (December 2017) and was responsible for management of the predecessor private fund since its inception.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

The minimum initial investment for Investor Class Shares is generally $2,500. The minimum initial investment for Investor Class Shares purchased for retirement and education savings accounts is $1,000 and for automatic investment plan accounts is $1,500. The minimum subsequent investment for Investor Class Shares is $100.

The minimum initial investment for Institutional Class Shares is generally $25,000. There is no minimum subsequent investment for Institutional Class Shares.

You may purchase and redeem shares through certain intermediaries that have a relationship with ALPS Distributors, Inc., the Fund’s principal underwriter, including banks, trust companies, brokers, registered investment advisers and other financial institutions.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HARVEST EDGE EQUITY FUND

Investment Objective

The Harvest Edge Equity Fund (the “Fund”) seeks investment results that generally correspond to the total return performance of U.S. large capitalization equity securities while generating incremental income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your broker for transactions in Institutional Class Shares. Such commissions are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Interest Expense	0.11%	0.11%
All Remaining Other Expenses	36.26%	14.05%
Total Other Expenses	36.37%	14.16%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses[1]	37.27%	14.81%
Fee Waiver/Expense Reimbursement[1]	(35.91)%	(13.70)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	1.36%	1.11%

[1]	Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, expenses incurred in connection with any merger or reorganization, litigation and extraordinary expenses) to 0.90% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to the Adviser’s recoupment rights. The Adviser is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the lesser of the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not you redeem your shares) and assumes that you invest $10,000 in the Fund for the periods indicated, your investment has a 5% return each year, and the Fund’s total annual operating expenses remain the same. The example reflects contractual fee waivers and/or expense reimbursements, if any, only for the duration of the current commitment.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years

Investor Class	$138	$5,765	$8,825	$11,678
Institutional Class	$113	$2,906	$5,214	$9,383

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a portfolio of U.S. equity securities and equity index exchange-traded funds (“ETFs”) with a high portfolio correlation to the S&P 500® Index (the “Core Investments”) and implementing a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”). The Core Investments are intended to deliver returns that are highly correlated to the S&P 500® Index. The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to enhance investment returns on the Core Investments whether the S&P 500® Index increases or decreases. The incremental returns sought by the Collateral Yield Enhancement Strategy are intended to be additive to the equity market returns generated by the Fund’s Core Investments.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, or other investments with similar economic characteristics (such as ETFs and other pooled investment vehicles that invest in equity securities), of companies considered to be (at the time of purchase) large-capitalization companies. For these purposes, large-capitalization companies are those companies included in the S&P 500® Index (i.e., Core Investments). Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), intends to utilize the Core Investments to replicate directly or indirectly, within this portion of the Fund, the constituent securities of the S&P 500® Index as closely as possible. The Fund’s equity securities may include common and preferred stock. The S&P 500® Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund intends to invest primarily in ETFs at least until the portfolio management team believes that the Fund has reached a scale that facilitates efficient implementation of the Fund’s principal investment strategies relating to Core Investments primarily through direct investments in equity securities.

To implement the Collateral Yield Enhancement Strategy, the Fund utilizes a strategy involving option spreads. Generally, the Fund enters a spread position by buying and selling equal options on the same underlying security or index but with different strike prices or expiration dates. The Fund constructs options spreads using a technique called “iron condors,” which involve four option legs that are comprised of written (sold) “out of the money” call and put options on the S&P 500® Index and purchased further “out of the money” call and put options on the same index. The four options legs of an “iron condor” are designed to generate premiums within defined risk parameters and consist of two options spreads, with each leg at a different strike (exercise or expiration) price. These options spreads include a call option spread with strike (exercise or expiration) prices above the current price level of the index at the time of initiation and a put option spread with strike (exercise or expiration) prices below the current price level of the index at the time of initiation. The Fund’s options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would go unexercised and the Fund would retain upon expiration the full premium paid. Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated. The Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to limit total Fund exposure attributable to, and create offsetting positions for, the written (sold) options.

In this structure, the written (sold) call and put options are designed to generate premiums (income) for the Fund as option holders (purchasers) pay a premium to the Fund in exchange for the right to obtain from the Fund, in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. These options, which are used for speculative purposes, create investment risks associated with the price level of the index and movements in the price level could result in losses to the Fund tied to the difference between the strike (exercise or expiration) price and the index price level, less the premium received by the Fund.

To mitigate the risks created by the Fund’s written (sold) options, the Fund simultaneously purchases call and put options on the S&P 500® Index generally with the same expiration date as the written (sold) options to complete the other two option legs that comprise the “iron condor” structure (i.e., these options are used for hedging purposes). The purchased options, which require the Fund pay a premium and are further “out of the money” at the time of initiation than the corresponding written (sold) options, are designed to define and limit the Fund’s risk exposure associated with the written (sold) options. These call and put options are intended to reduce the upside and downside risks, respectively, generated by the Fund’s written (sold) options because the Fund, as the option holder (purchaser), will obtain from the writer (seller), in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. As a result, the Fund’s potential loss on each option pair generally is limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

The Collateral Yield Enhancement Strategy is based on, among other factors, the Adviser’s analysis of current and anticipated market volatility, market risks, underlying instrument valuations, and quantitative factors. Based on its analysis of relevant market and other factors, the Adviser actively manages the strategy to seek to quantify and mitigate associated risks through the structuring of different options pairs with laddered higher and lower strike (exercise or expiration) prices and staggered expiration dates across different durations, which collectively are intended to manage volatility risks and diversify duration risk. The Adviser, in its discretion, also proactively adjusts or closes out positions to seek to limit directional risk and reduce exposure to adverse market events, such as significant volatility. For example, if the Adviser believes that the market is more stable than usual, it may increase the spreads of the option strategy to seek to enhance returns. Similarly, if the Adviser believes that the market is more volatile than usual, it may decrease the spreads of the option strategy to seek to mitigate potential losses.

Under adverse, unstable or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. These investments could reduce the benefit to the Fund of favorable market or economic conditions during this period.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Fund may fall, sometimes suddenly and significantly. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Active Trading Risk.  The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. In addition, writing (selling) and purchasing options could result in additional turnover and transaction costs.

Counterparty Risk.  Certain investments or investment transactions, such as options, are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund would be unable to recover its investment from the counterparty or would obtain a limited recovery, and/or recovery would be delayed, which would result in a loss to the Fund.

Derivatives Risk.  The options in which the Fund invests are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price. Some of the derivatives in which the Fund invests are considered speculative.

Equity Securities Risk.  The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Issuer-Specific Risk.  Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which would affect a security’s or instrument’s value.

Leverage Risk.  Options create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage.

Management Risk.  Although a portion of the Fund’s assets will be invested in a manner that is designed to deliver returns that are highly correlated to an index, the Fund does not seek to provide overall investment results that, before fees and expenses, correspond generally to the performance of an index. However, there is no guarantee that the Fund’s Core Investments will achieve high correlation to the S&P 500® Index. As a result of the Fund’s Collateral Yield Enhancement Strategy, the Fund’s performance will likely vary, by design and potentially significantly, from the performance of the S&P 500® Index.

The Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. The techniques and judgments of the Adviser may fail to produce the desired or intended result.

Market Risk.  The Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

New Fund Risk.  The Fund recently commenced operations and has limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk.  Writing (selling) or purchasing an option involves the payment by the option holder (purchaser) and receipt by the seller of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium.

Writing (selling) call options involves the risk that the seller may be obligated to deliver securities at less than their current market price and, in the case of an uncovered or unhedged written option, the risk of loss is theoretically unlimited. Writing (selling) put options involves the risk that the seller must purchase the securities at more than their current market price.

The Fund intends to write (sell) and purchase call and put options on an equity index. Options on an index are similar to options on securities but because no underlying security can be delivered the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration.

Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. During periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. As a result, the Fund’s net asset value per share may experience significant increases or decreases over short time periods. No assurance can be given that the Adviser’s judgment in this respect will be correct or that during certain market conditions the Fund will be able to close its written (sold) options, which may result in substantial losses to the Fund. In addition, the Fund’s use of purchased options intended to define or mitigate risk may be inadequate or unsuccessful.

Certain of these option strategies (in particular, writing put options, among others) are speculative and can result in losses to the Fund.

Other Investment Company Risk.  The Fund’s performance will be affected by the performance of other investment companies in which it invests. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Performance Information

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) performance of the Fund’s Institutional Class Shares for 2018 and (b) how the average annual total returns of the Fund’s Institutional Class Shares and Investor Class Shares compare to those of the Standard & Poor’s 500® Total Return Index (S&P 500®), which is an index of 505 stocks issued by 500 large companies with market capitalizations of at least $6.1 billion and that is the Fund’s benchmark. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns - Institutional Class Shares (as of December 31 of each year)

For periods shown in the bar chart, the highest quarterly return was 7.64% in Q3 2018 and the lowest quarterly return was -22.63% in Q4 2018.

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (12/18/17)
Institutional Class Shares
Returns Before Taxes	-15.88%	-15.54%
Returns After Taxes on Distributions	-16.19%	-15.84%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.41%	-11.96%
Investor Class Shares
Returns Before Taxes	-15.94%	-15.68%
Standard & Poor’s 500® Total Return Index[1]	-4.38%	-4.76%

1 The index returns do not reflect deductions for fees, expenses or taxes.

The after-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Institutional Class Shares and will vary for Investor Class Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

Management of the Fund

Harvest Volatility Management, LLC serves as the Fund’s investment adviser (the “Adviser”). A team of investment professionals manages the Fund’s portfolio. The team members who are jointly and primarily responsible for the day-to-day management of the Fund (and their respective title(s) with the Adviser) are: Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager; Curtis F. Brockelman, Jr., President and

Chief Risk Officer; Michael Zigmont, CFA, Partner; and Tim Knowles, Managing Director. This team has managed the Fund since it commenced operations (December 2017).

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

The minimum initial investment for Investor Class Shares is generally $2,500. The minimum initial investment for Investor Class Shares purchased for retirement and education savings accounts is $1,000 and for automatic investment plan accounts is $1,500. The minimum subsequent investment for Investor Class Shares is $100.

The minimum initial investment for Institutional Class Shares is generally $25,000. There is no minimum subsequent investment for Institutional Class Shares.

You may purchase and redeem shares through certain intermediaries that have a relationship with ALPS Distributors, Inc., the Fund’s principal underwriter, including banks, trust companies, brokers, registered investment advisers and other financial institutions.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HARVEST EDGE BOND FUND

Investment Objective

The Harvest Edge Bond Fund (the “Fund”) seeks investment results that generally correspond to the total return performance of bonds while generating incremental income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your broker for transactions in Institutional Class Shares. Such commissions are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Interest Expense	0.11%	0.12%
All Remaining Other Expenses	38.10%	14.93%
Total Other Expenses	38.21%	15.05%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses[1]	38.98%	15.57%
Fee Waiver/Expense Reimbursement[1]	(37.95)%	(14.78)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	1.03%	0.79%

[1]	Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, expenses incurred in connection with any merger or reorganization, litigation and extraordinary expenses) to 0.60% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to the Adviser’s recoupment rights. The Adviser is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the lesser of the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not you redeem your shares) and assumes that you invest $10,000 in the Fund for the periods indicated, your investment has a 5% return each year, and the Fund’s total annual operating expenses remain the same. The example reflects contractual fee waivers and/or expense reimbursements, if any, only for the duration of the current commitment.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$105	$5,912	$8,976	$11,707
Institutional Class Shares	$ 81	$3,004	$5,385	$9,581

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a portfolio of U.S. fixed-income securities and bond index exchange-traded funds (“ETFs”) with a high portfolio correlation to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Core Investments”) and implementing a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”). The Core Investments are intended to deliver returns that are highly correlated to the Bloomberg Barclays U.S. Aggregate Bond Index. The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to enhance investment returns on the Core Investments whether the S&P 500® Index increases or decreases. The incremental returns sought by the Collateral Yield Enhancement Strategy are intended to be additive to the bond market returns generated by the Fund’s Core Investments.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds, or other investments with similar economic characteristics (such as ETFs and other pooled investment vehicles that invest in bonds), included in the Bloomberg Barclays U.S. Aggregate Bond Index (i.e., Core Investments). Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), intends to utilize the Core Investments to replicate directly or indirectly, within this portion of the Fund, the constituent securities of the Bloomberg Barclays U.S. Aggregate Bond Index as closely as possible. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of investment grade, US dollar-denominated, fixed-rate taxable bond market, which includes U.S. Treasury obligations, government-related and corporate securities, and mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. The Fund intends to invest primarily in ETFs at least until the portfolio management team believes that the Fund has reached a scale that facilitates efficient implementation of the Fund’s principal investment strategies relating to Core Investments primarily through direct investments in bonds.

To implement the Collateral Yield Enhancement Strategy, the Fund utilizes a strategy involving option spreads. Generally, the Fund enters a spread position by buying and selling equal options on the same underlying security or index but with different strike prices or expiration dates. The Fund constructs options spreads using a technique called “iron condors,” which involve four option legs that are comprised of written (sold) “out of the money” call and put options on the S&P 500® Index and purchased further “out of the money” call and put options on the same index. The four options legs of an “iron condor” are designed to generate premiums within defined risk parameters and consist of two options spreads, with each leg at a different strike (exercise or expiration) price. These options spreads include a call option spread with strike (exercise or expiration) prices above the current price level of the index at the time of initiation and a put option spread with strike (exercise or expiration) prices below the current price level of the index at the time of initiation. The Fund’s options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would go unexercised and the Fund would retain upon expiration the full premium paid.

Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated. The Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to limit total Fund exposure attributable to, and create offsetting positions for, the written (sold) options.

In this structure, the written (sold) call and put options are designed to generate premiums (income) for the Fund as option holders (purchasers) pay a premium to the Fund in exchange for the right to obtain from the Fund, in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. These options, which are used for speculative purposes, create investment risks associated with the price level of the index and movements in the price level could result in losses to the Fund tied to the difference between the strike (exercise or expiration) price and the index price level, less the premium received by the Fund.

To mitigate the risks created by the Fund’s written (sold) options, the Fund simultaneously purchases call and put options on the S&P 500® Index generally with the same expiration date as the written (sold) options to complete the other two option legs that comprise the “iron condor” structure (i.e., these options are used for hedging purposes). The purchased options, which require the Fund pay a premium and are further “out of the money” at the time of initiation than the corresponding written (sold) options, are designed to define and limit the Fund’s risk exposure associated with the written (sold) options. These call and put options are intended to reduce the upside and downside risks, respectively, generated by the Fund’s written (sold) options because the Fund, as the option holder (purchaser), will obtain from the writer (seller), in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. As a result, the Fund’s potential loss on each option pair generally is limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

The Collateral Yield Enhancement Strategy is based on, among other factors, the Adviser’s analysis of current and anticipated market volatility, market risks, underlying instrument valuations, and quantitative factors. Based on its analysis of relevant market and other factors, the Adviser actively manages the strategy to seek to quantify and mitigate associated risks through the structuring of different options pairs with laddered higher and lower strike (exercise or expiration) prices and staggered expiration dates across different durations, which collectively are intended to manage volatility risks and diversify duration risk. The Adviser, in its discretion, also proactively adjusts or closes out positions to seek to limit directional risk and reduce exposure to adverse market events, such as significant volatility. For example, if the Adviser believes that the market is more stable than usual, it may increase the spreads of the option strategy to seek to enhance returns. Similarly, if the Adviser believes that the market is more volatile than usual, it may decrease the spreads of the option strategy to seek to mitigate potential losses.

Under adverse, unstable or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. These investments could reduce the benefit to the Fund of favorable market or economic conditions during this period.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Fund may fall, sometimes suddenly and significantly. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Active Trading Risk.  The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. In addition, writing (selling) and purchasing options could result in additional turnover and transaction costs.

Asset-Backed Securities Risk.  Investors in asset-backed securities, including residential mortgage-backed securities and commercial mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.

Commercial Paper Risk.  The value of the Fund’s investment in commercial paper, which is generally unsecured, is susceptible to changes in interest rates and the issuer’s financial condition or credit quality. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper.

Counterparty Risk.  Certain investments or investment transactions, such as options, are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund would be unable to recover its investment from the counterparty or would obtain a limited recovery, and/or recovery would be delayed, which would result in a loss to the Fund.

Debt Securities Risk.  Investments in debt securities, including bonds, subject the Fund to the risk that the value of these securities overall will decline because of rising interest rates. Similarly, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities. Investments in debt securities will also be subject to the credit risk created when a debt issuer fails to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. A downgrade or default affecting the issuer of any debt securities held by the Fund would adversely affect the Fund’s performance. The Fund’s performance will be adversely affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening (prepayment) or lengthening (extension) their duration.

Derivatives Risk.  The options in which the Fund invests are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price. Some of the derivatives in which the Fund invests are considered speculative.

Interest Rate Risk.  Generally, the value of fixed-income securities changes inversely with changes in interest rates. As interest rates rise, the market value of fixed-income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed-income securities tends to increase. This risk is greater for securities with longer durations.

Issuer-Specific Risk.  Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which would affect a security’s or instrument’s value.

Leverage Risk.  Options create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage.

Liquidity and Valuation Risk.  The Fund may be unable to sell an investment at a desirable time or at the value the Fund has placed on the investment. The valuation of the Fund’s investments may require subjective judgments and the Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers.

Management Risk.  Although a portion of the Fund’s assets will be invested in a manner that is designed to deliver returns that are highly correlated to an index, the Fund does not seek to provide overall investment results that, before fees and expenses, correspond generally to the performance of an index. However, there is no guarantee that the Fund’s Core Investments will achieve high correlation to the Bloomberg Barclays U.S. Aggregate Bond Index. As a result of the Fund’s Collateral Yield Enhancement Strategy, the Fund’s performance will likely vary, by design and potentially significantly, from the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. The techniques and judgments of the Adviser may fail to produce the desired or intended result.

Market Risk.  The Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

New Fund Risk.  The Fund recently commenced operations and has limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk.  Writing (selling) or purchasing an option involves the payment by the option holder (purchaser) and receipt by the seller of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium.

Writing (selling) call options involves the risk that the seller may be obligated to deliver securities at less than their current market price and, in the case of an uncovered or unhedged written option, the risk of loss is theoretically unlimited. Writing (selling) put options involves the risk that the seller must purchase the securities at more than their current market price.

The Fund intends to write (sell) and purchase call and put options on an equity index. Options on an index are similar to options on securities but because no underlying security can be delivered the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration.

Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. During periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. As a result, the Fund’s net asset value per share may experience significant increases or decreases over short time periods. No assurance can be given that the Adviser’s judgment in this respect will be correct or that during certain market conditions the Fund will be able to close its written (sold) options, which may result in substantial losses to the Fund. In addition, the Fund’s use of purchased options intended to define or mitigate risk may be inadequate or unsuccessful.

Certain of these option strategies (in particular, writing put options, among others) are speculative and can result in losses to the Fund.

Other Investment Company Risk.  The Fund’s performance will be affected by the performance of other investment companies in which it invests. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

U.S. Government Securities Risk.  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Performance Information

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) performance of the Fund’s Institutional Class Shares for 2018 and (b) how the average annual total returns of the Fund’s Institutional Class Shares and Investor Class Shares compare to those of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the most common index used to track the performance of investment grade bonds in the U.S. and the Fund’s benchmark. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns - Institutional Class Shares (as of December 31 of each year)

For periods shown in the bar chart, the highest quarterly return was 0.62% in Q2 2018 and the lowest quarterly return was -4.09% in Q4 2018.

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (12/18/17)
Institutional Class Shares
Returns Before Taxes	-6.39%	-6.09%
Returns After Taxes on Distributions	-6.88%	-6.56%
Returns After Taxes on Distributions and Sale of Fund Shares	-3.78%	-4.83%
Investor Class Shares
Returns Before Taxes	-6.58%	-6.27%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	0.01%	0.08%

1 The index returns do not reflect deductions for fees, expenses or taxes.

The after-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Institutional Class Shares and will vary for Investor Class Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

Management of the Fund

Harvest Volatility Management, LLC serves as the Fund’s investment adviser (the “Adviser”). A team of investment professionals manages the Fund’s portfolio. The team members who are jointly and primarily responsible for the day-to-day management of the Fund (and their respective title(s) with the Adviser) are: Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager; Curtis F. Brockelman, Jr., President and Chief Risk Officer; Michael Zigmont, CFA, Partner; and Tim Knowles, Managing Director. This team has managed the Fund since it commenced operations (December 2017).

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

The minimum initial investment for Investor Class Shares is generally $2,500. The minimum initial investment for Investor Class Shares purchased for retirement and education savings accounts is $1,000 and for automatic investment plan accounts is $1,500. The minimum subsequent investment for Investor Class Shares is $100.

The minimum initial investment for Institutional Class Shares is generally $25,000. There is no minimum subsequent investment for Institutional Class Shares.

You may purchase and redeem shares through certain intermediaries that have a relationship with ALPS Distributors, Inc., the Fund’s principal underwriter, including banks, trust companies, brokers, registered investment advisers and other financial institutions.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS

Information about each Fund’s principal investment strategies is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies, including the practices and methodologies that the Adviser utilizes in pursuing a Fund’s investment objective and principal investment strategies, as well as each Fund’s principal investment risks.

More About the Funds’ Principal Investment Strategies

Harvest Volatility Management, LLC, the Funds’ investment adviser (the “Adviser”), pursues each Fund’s investment strategy through a disciplined and systematic investment process combined with active and quantitative management.

To implement the Collateral Yield Enhancement Strategy, each Fund utilizes a strategy involving option spreads. Generally, a Fund enters a spread position by buying and selling equal options on the same underlying security or index but with different strike prices or expiration dates. Each Fund constructs relatively short-dated options spreads (i.e., typically initiated one to three months prior to expiration) using a technique called “iron condors,” which are comprised of a call option spread and a put option spread on the same index and generally with the same expiration date and four different strike (exercise or expiration) prices. Each Fund constructs the equity index option structures by writing (selling) a call option on the index at a specified strike (exercise or expiration) price (normally above the current price level of the index at the time of initiation) and simultaneously writing (selling) a put option on the index at a specified strike (exercise or expiration) price (normally below the current price level of the index at the time of initiation). Each Fund will also buy call and put options on the index that are further “out of the money” at the time they are initiated. Through an “iron condor,” the Fund is essentially selling both sides of the index’s potential price path by writing the same number of call and put options and “covering” each written short position with the purchase of further “out of the money” calls and puts, respectively. In effect, the Fund attempts to take advantage of differences in option prices across different expiration months to generate income while attempting to limit downside risk.

Through its Collateral Yield Enhancement Strategy, each Fund intends to obtain investment exposure in excess of its assets in seeking to achieve its investment objective - a form of quantifiable leverage. The Adviser will manage each Fund’s assets in a manner generally designed to result in a Fund’s maximum loss exposure attributable to the Collateral Yield Enhancement Strategy, under normal circumstances, in the following approximate amounts at any particular time (as a percentage of the Fund’s net assets): Harvest Edge Absolute Fund - 20%; Harvest Edge Equity Fund - 7.5%; and Harvest Edge Bond Fund - 5%. In each case, the Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to quantify and limit the Fund’s exposure and potential loss from the Collateral Yield Enhancement Strategy to the difference between the strike (expiration) price of the written (sold) options and strike (expiration) price of the corresponding purchased options. From time to time, a Fund may purchase call or put options in addition to those purchased as part of an individual “iron condor” structure. Each Fund’s Core Investments present risks to the Fund that are separate from, and in addition to, the risks to the Fund associated with its Collateral Yield Enhancement Strategy. The principal risks of the Funds’ investments are described below.

The following graphic, which depicts an example of an individual “iron condor” structure, is intended for illustration purposes only, is not to scale and relies on certain assumptions, notably with respect to the price level of the index. The actual features of, and investment results from, a particular “iron condor” structure may vary substantially from those shown. The graphic is not meant to provide an indication or guarantee of future results.

These structures are designed to generate income through premiums received on the written (sold) options and contain risk through the purchase of corresponding further “out of the money” options. Purchasing call and put options reduces the upside and downside risks to the Fund generated by the written (sold) call and put options, respectively, because the Fund, as the option holder (purchaser), will obtain the difference between the strike (exercise or expiration) price of the purchased option and the index price level. For example, in the case of a written (sold) call option, if the price level of the index exceeds the strike (exercise or expiration) price of the option, and thus the Fund is experiencing losses to the extent that such excess (with any multiplier) is greater than the net premiums paid, the Fund would be in a position to exercise a call option, as option holder (purchaser) if the index price level exceeds the strike (exercise or expiration) price of the purchased call option. As a result, a Fund’s potential loss on each option pair is generally limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

An index call option is a contract that entitles the option holder (purchaser) to receive from the seller a cash payment equal to a fixed multiple of the amount of any appreciation in the price level of the reference index over a fixed price (the strike or expiration price of the call option) as of the expiration of the option. Upon entering into the position, a premium is paid by the option holder (purchaser) to the seller. When an index call option expires, the seller is required to deliver an amount of cash determined by the excess, if any, of the price level of the index at contract termination over the strike (exercise or expiration) price of the option. An index call option is “out of the money” when its strike (exercise or expiration) price is above the current price level of the index. A call option that expires “out of the money” is considered worthless.

An index put option is a contract that entitles the option holder (purchaser) to receive from the seller a cash payment equal to a fixed multiple of the amount of any depreciation in the price level of the reference index below a fixed price (the strike or exercise price of the put option) as of the expiration of the option. Upon entering into the position, a premium is paid by the option holder (purchaser) to the seller. When an index put option expires, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the price level of the index at contract termination below the strike (exercise or expiration) price of the option. An index put option is “out of the money” when its strike (exercise or expiration) price is below the current price level of the index. A put option that expires “out of the money” is considered worthless.

The returns of the Collateral Yield Enhancement Strategy are primarily based on the amount of premiums generated by a Fund’s written (sold) options and the expiration of these options as worthless. The Adviser seeks to structure the Funds’ written (sold) options to generate premiums and take advantage of the perceived volatility risk that is priced into options. In general, greater anticipated volatility risk results in higher premium amounts for written (sold) options, which function as a form of protection to the option holder (purchaser). The Adviser also seeks to structure the Funds’ written (sold) options to expire worthless (“out of the money”). As a result, the strategy is expected to be most favorable when the current price level of the S&P 500® Index remains between a written option spread from the date of initiation through expiration; i.e., between the strike (exercise or expiration) prices of the written (sold) call option and the written (sold) put option. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would expire “out of the money” (go unexercised) and the Fund would retain upon expiration the full premium paid. Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated.

In structuring the Fund’s purchased call and put options, the Adviser seeks to establish appropriate risk parameters for the amount of premium paid in exchange for the applicable option. The expiration dates and strike (exercise or expiration) prices for these options will be based on similar analysis used to write (sell) options for the Fund but will incorporate various additional risk management and mitigation principles based on, among other factors that may be deemed relevant by the Adviser, expected market volatility and expiration dates and option duration. Overall, the returns of the Collateral Yield Enhancement Strategy may be impacted by the purchased options in several ways, primarily the cost of the premiums associated with the purchased options as well as the extent to which the purchased options ultimately expire “in the money” or are exercised to protect the Fund’s written (sold) options from upside or downside risks, as the case may be. The Funds’ options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty, and European-style, which means that the option only can be exercised at the option’s expiration.

In addition, the Adviser seeks to proactively and defensively adjust each Fund’s options positions in seeking to reduce exposure to market volatility and various market risks. For example, the Adviser may seek to opportunistically close out options positions ahead of expiration (assuming return objectives have been achieved or risk management benefits have been depleted). The Adviser seeks to reduce sensitivity of a Fund’s returns to the movements of the S&P 500® Index by staggering position entry and diversifying the Fund’s options across expiration dates and strike (exercise or expiration) prices.

The premium (or income) received by a Fund for writing (selling) options may be invested in fixed-income instruments, cash equivalent instruments, such as U.S. treasury obligations and money market funds, and other similar instruments or pooled investment vehicles for hedging or investment purposes and used to offset the cost of buying the call and put equity index options.

A Fund may invest a percentage of its assets in options for speculative purposes as well as to hedge the exposure generated by its written (sold) options in pursuing its investment objective. It is currently expected that a Fund’s investment program may have the effect of leveraging the Fund, sometimes by a significant amount.

The Adviser may actively trade a Fund’s options positions and, at times, other securities, which may lead to increased management risks and higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your Fund shares are held in a taxable account. In general, the turnover of the Funds’ Core Investments is anticipated to be relatively low.

Performance Benchmarks

The Harvest Edge Absolute Fund has selected the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index as its primary benchmark. This index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, are rated investment-grade, are denominated in U.S. dollars and must be fixed rate and non-convertible, and have $300 million or more of outstanding face value.

The Harvest Edge Absolute Fund has selected the Cboe S&P 500® Iron Condor Index as its secondary benchmark. This index is designed to track the performance of a hypothetical option trading strategy that sells and buys rolling monthly out-of-the-money call and put options on the S&P 500® Index and holds a money market account invested in one-month Treasury bills.

The Harvest Edge Equity Fund has selected the Standard & Poor’s 500® Total Return Index (S&P 500®) as its benchmark. This index is an index of 505 stocks issued by 500 large companies with market capitalizations of at least $6.1 billion. It is seen as a leading indicator of U.S. equities and a reflection of the performance of the large-cap universe.

The Harvest Edge Bond Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its benchmark. This index is the most common index used to track the performance of investment grade bonds in the U.S.

Investment Policies and Guidelines

Investment Objectives and Principal Investment Strategies

The investment objective and principal investment strategies inform you of each Fund’s goal and the investment methods and techniques the Adviser intends to employ principally in investing your money. There is no guarantee that a Fund will achieve its respective investment objective. The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees of the Harvest Volatility Edge Trust (the “Board”) without shareholder approval. The Board and/or the Adviser may change other non-fundamental policies as well as each Fund’s investment strategies without shareholder approval.

The Funds’ investment policies, limitations and other guidelines apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy, limitation or guideline at the time the investment was made but subsequently do not meet the investment policy, limitation or guideline.

In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the portfolio managers to be consistent with the Fund’s investment program, including some that may not be described in this prospectus.

Non-Fundamental Investment Policies

Should a Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its assets” is treated as net assets plus any borrowings for investment purposes and is measured at the time of investment. This policy may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

For a Fund with an 80% policy described above, the Fund will consider, for purposes of determining compliance with its 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, will invest. Each of the Harvest Edge Equity Fund and Harvest Edge Bond Fund will invest a portion of its assets in exchange-traded funds (“ETFs”) that invest in similar securities or instruments as the respective Fund. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund’s net assets as described above. Any derivatives counted towards the 80% policy of the Harvest Edge Equity Fund or the Harvest Edge Bond Fund will be valued at market value.

Fundamental Investment Policies

The fundamental investment policies set forth in the Funds’ Statement of Additional Information (“SAI”), which is available free of charge upon request or is available online at www.hvmfunds.com and www.sec.gov, may not be changed without shareholder approval.

Principal Investment Risks

An investment or type of security specifically identified in the Prospectus generally reflects a principal investment. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is described below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. In addition, investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Although the Funds are designed to serve as a component of a broader investment portfolio, no single Fund should be considered to constitute a complete investment program. The Funds may use the investments or strategies discussed above to different degrees, and, therefore, may be subject to the risks described below to different degrees.

Active Trading Risk.  The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. Active trading may also lead to increased management risks.

Asset-Backed Securities Risk.  Investors in asset-backed securities, including residential mortgage-backed securities and commercial mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.

In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment risk of the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an asset-backed securities issuer are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.

Further, recently adopted rules implementing credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many other regulatory developments could materially impact the value of the Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.

Commercial Paper Risk.  The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other fixed-income securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default.

Counterparty Risk.  The counterparty with which a Fund conducts transactions (or that guarantees investments or agreements that the Fund owns or is otherwise exposed to) may be unwilling or unable (or perceived to be unwilling or unable) to honor its obligations under the terms of a transaction or agreement, such as timely principal, interest or settlement payments. As a result, the Fund would be unable to recover its investment, would only recover a portion of its investment, or would have any recovery delayed, which would adversely affect the Fund. These risks may be greater if a Fund engages in over-the-counter transactions. The extent of counterparty risk generally varies based on the terms of the particular security or transaction as well as the financial condition of the counterparty. The Funds bear the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties. To the extent a Fund enters into multiple transactions with a single or limited set of counterparties, it will be subject to increased counterparty risk, including credit risk of the counterparty and the risk of settlement default.

Debt Securities Risk.  Investments in debt securities, including bonds, subject a Fund to the risk that the value of these securities overall will decline because of, among other adverse events, rising interest rates. Similarly, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities. Investments in these securities will also be subject to the credit risk created when a debt issuer fails to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. When a debt instrument held by a Fund matures during a falling interest rate environment, the Fund is subject to the risk that it will be unable to reinvest the proceeds at the same return it was previously earning. A downgrade or default affecting the issuer of any debt securities held by the Fund would adversely affect the Fund’s performance. The Fund’s performance will be adversely affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening (prepayment) or lengthening (extension) their duration.

Credit Risk. An issuer or counterparty with respect a debt security held by a Fund may fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Defaults may reduce a Fund’s income and may reduce the value of the fixed-income investment itself, sometimes dramatically. Although credit quality may not accurately reflect the true credit risk of an investment, a change in the credit quality rating of an investment or an issuer can have a rapid, adverse effect on the investment’s price and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The credit quality of an investment can change rapidly in certain market environments, particularly during periods of high market volatility, greater economic uncertainty, or downturn, and the default of a single holding could cause a significant deterioration in the Fund’s net asset value (“NAV”).

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Derivatives Risk.  The options in which the Funds invest are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. These additional risks include leverage, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of derivatives may also expose a Fund to the performance of securities that the Fund does not own.

Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price.

Options in which the Funds invest are usually traded on an exchange or through a central counterparty. The Fund is thus subject to the credit risk of the clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and is intended to increase liquidity but does not make derivatives transactions risk-free. To the extent that a Fund invests in options that are not traded on an exchange or through a central counterparty, the Adviser will evaluate the creditworthiness and financial responsibility of any counterparty based on factors deemed relevant by the Adviser. However, any such transaction would be subject to risks associated with the particular counterparty, including its creditworthiness.

The skills necessary to successfully execute options strategies may be different from those for more traditional portfolio management techniques, and if the Adviser is incorrect about its expectations of market conditions, the use of options could also result in a loss that may substantially exceed the Fund’s initial investment. Use of derivatives may also cause a Fund to be subject directly or indirectly to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may, in some cases, cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if the Fund had not engaged in such transactions.

Equity Securities Risk.  Stock markets are volatile and an investment in equity securities is generally more volatile than an investment in a fixed-income investment. The value of equity securities may change rapidly and unpredictably in response to many factors, including real or perceived changes in an issuer’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

A Fund may invest in either common or preferred stock, each of which carries different levels of risk. Common stocks generally represent the riskiest investment in an issuer and preferred stocks generally rank junior to an issuer’s debt with respect to dividends, which the issuer may or may not declare. In addition, preferred stock may be subject to factors affecting equity and fixed-income securities, including changes in interest rates and an issuer’s credit as well as market risks. A Fund’s investments in preferred stock may lose value if dividends are not paid. Generally, preferred stock does not carry voting rights. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Large-capitalization companies may have more stable prices than small- or mid-capitalization companies, but still are subject to equity securities risk. These companies are often unable to respond to competitive challenges or opportunities as quickly as smaller companies and may underperform other segments of the market. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations, particularly during periods of economic expansion. Although large-capitalization companies typically provide relative stability and low volatility, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Interest Rate Risk.  Interest rate risk is the risk that fixed-income investments or other investments held by a Fund will decline in value because of changes in interest rates. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. Fixed-income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Changes in the value of a fixed-income instrument usually will not affect the amount of income the Fund receives from the instrument but it will generally affect the value of the Fund’s shares.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of investments held by a Fund and, in turn, the Fund’s susceptibility to changes in interest rates. A Fund may be unable to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges against interest rate changes may not work as intended.

Given the recent near historically low interest rate environment in the United States, risks associated with rising interest rates are heightened. A Fund may face a heightened level of risk, especially because the Federal Reserve Board has ended its quantitative easing program and may continue to raise the federal funds rate, thereby causing interest rates to rise. Many other factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations. As a result of any changes in interest rates, a Fund may experience higher than normal redemptions and may be forced to sell investments during periods of reduced market liquidity at unfavorable prices in order to meet its redemption obligations. In addition, regulations applicable to broker-dealers and the changing business of market makers may result in these market participants restricting their activities, leading to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, reduced dealer inventories of fixed-income investments. As a result, certain fixed-income investments may be particularly subject to reduced liquidity and increased volatility.

Issuer-Specific Risk.  Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund. The value of a security or investment may decline for reasons directly related to the issuer of the security or investment, such as management, performance, financial leverage, reduced demand for the issuer’s goods or services, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, and corporate restructurings. In addition, political, regulatory, economic and other conditions may adversely affect an issuer. A change in the financial condition of a single issuer may affect securities markets as a whole. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. A change in an issuer’s credit rating or perceived creditworthiness or financial condition may also adversely affect the value of the issuer’s securities.

Leverage Risk.  Options create leverage and expose a Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may amplify changes in the Fund’s NAV. When a Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity and Valuation Risk.  Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments. A Fund may invest in securities that become illiquid after purchase, sometimes independent of any specific adverse changes in the conditions of a particular issuer, or an investment may be subject to a restriction on resale. Certain securities and other investments may be less liquid than others and certain investments may become less liquid in response to market developments or adverse investor perceptions. As a result, a Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash for investment purposes, a Fund may be forced to sell large amounts of investments at a disadvantageous time and/or price, which could adversely affect the Fund. The risk of loss may increase depending in the size and frequency of redemption requests, the general market conditions at the time of the sale, and the extent of redemptions across other funds with similar investment strategies or holdings.

The liquidity of an investment may deteriorate over time or suddenly and unexpectedly, and the Fund’s fixed-income investments may experience reduced liquidity and increased volatility as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates, significant shareholder redemptions, or market turmoil. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), and securities that are subject to sale restrictions, are particularly susceptible to liquidity and valuation risk. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests, or other reasons, unless it sells other portfolio investments under unfavorable conditions. At times, all or a large portion of segments of the financial market may not have active trading. A Fund’s ability to sell an investment under favorable conditions may be adversely affected by other market participants selling the same or similar investments, among other factors.

Less liquidity means that more subjectivity may be used in establishing the value of the securities or other investments. During periods of reduced market liquidity, in the absence of readily available market quotations, or for securities that trade infrequently or are thinly traded, the Adviser may experience difficulty in assigning an accurate daily value to these investments. As a result, the Fund may be required to fair value the investments pursuant to procedures adopted by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information, which may be impacted by technological issues and/or errors by third party service providers. Accordingly, there can be no assurance that the determination of an investment’s fair value in accordance with the Funds’ valuation procedures will in fact approximate the price at which a Fund could sell that investment at that time or that data obtained from third parties believed to be reliable will be accurate.

As a result, investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. For additional information about fair valuation determinations, see “How Fund Shares are Priced.” The Funds’ shareholder reports (when available) contain information about the Funds’ holdings that are fair valued, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for more detailed information.

Management Risk.  Each Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of its objective. In making investment decisions for a Fund, the Adviser or each individual portfolio manager will apply investment techniques, judgment and risk analyses about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund. However, there can be no guarantee that these will produce the desired results and, as a result, a Fund may fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may negatively affect the investment techniques available to the Adviser and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

To a significant extent, a Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments and effectiveness of the Collateral Yield Enhancement Strategy. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Fund’s activities and the value of its investments.

A Fund may pursue a relative value strategy by taking long exposure in securities or instruments believed to be undervalued and short exposure in securities or instruments believed to be overvalued. In the event that the perceived mispricing underlying the Fund’s trading positions were to fail to converge toward, or were to diverge further from, the Adviser’s expectations, the Fund may incur a loss.

Given the complexity of the investments and strategies of each Fund, the Adviser may rely on quantitative models and quantitative data and analysis to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. There can be no assurance that these methodologies or models will enable the Fund to achieve its objective. The quantitative models or data used by the Adviser, and the investments selected based on the models or data, may not perform as expected. The quantitative models and data may contain or reflect certain errors in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Adviser’s ability to make active qualitative decisions and timely adjust the quantitative model or data, including the underlying metrics and data.

Market Risk.  A Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties and the price or value of a Fund’s investments may fluctuate widely over short or extended periods. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. During a general downturn in the securities or other markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other investments in which a Fund invests, and it may be difficult for the Adviser to identify favorable investment opportunities. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Governmental and regulatory actions may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

Markets may be volatile, and market volatility may be significant in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Market volatility may be significant over short or extended periods.

Adverse market events and market volatility may continue for prolonged periods, particularly if they are the result of unprecedented, unforeseen or widespread events or conditions. As a result, a Fund’s strategy may be adversely affected and the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

In general, the transactions or securities or other instruments in which the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment or forgo the investment at the time. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. These events may adversely affect a Fund.

New Fund Risk.  The Funds recently commenced operations and have limited operating history and started operations with a small asset base. There can be no assurance that a Fund will grow to or maintain a viable size sufficient to achieve investment and trading efficiencies and fully implement its investment strategy. As a result, a Fund’s performance may be particularly sensitive to individual investments and more volatile than would be expected once a Fund attains a viable size and fully implements its investment strategy. Investment positions may have a disproportionate impact (negative or positive) on performance of a Fund. A Fund may also require a period of time before it is fully invested in securities that meet its investment objectives and policies and achieve a representative portfolio composition. As a result, a Fund’s performance may not represent how the Fund is expected to or may perform in the long-term. In the event that a Fund is liquidated, the expenses and timing of such liquidation may be unfavorable to some shareholders.

Options Risk.  The purchase or writing (sale) of an option involves the payment or receipt of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Investments in options are considered speculative. Purchasing options involves the payment of premiums, which may adversely affect a Fund’s performance.

When a Fund writes (sells) an option, if the decline or increase in the underlying asset or index is significantly below (in the case of a put) or above (in the case of a call) the strike (exercise or expiration) price of the written option, the Fund could experience a substantial loss. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security or index above the strike (exercise or expiration) price of the call option. By writing (selling) a call option, the Fund takes on the risk of increases in the index’s price level and assumes the risk that it must deliver an amount equal to a fixed multiple of the difference between the index’s price level and a strike (exercise or expiration) price that may be lower than the index’s price level. By writing (selling) a put option on the S&P 500® Index, the Fund takes on the risk of declines in the index’s price level and assumes the risk that it must deliver an amount equal to a fixed multiple of the difference between the index’s price level and a strike (exercise or expiration) price that may be higher than the index’s price level.

When a Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security or index decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund.

The Funds intend to write (sell) and purchase put and call options on an equity index. An index measures the movement of a certain group of assets by assigning relative values to the assets included in the index. Options on an index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. No assurance can be given that the Adviser’s judgment in this respect will be correct.

Index options are subject to changes in the underlying securities of the index of securities on which such instruments are based. The value of a Fund’s equity index options will fluctuate in response to changes in the price level of the S&P 500® Index. Although other factors may adversely affect the Fund’s Collateral Yield Enhancement Strategy, during periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. Markets may be volatile, and market volatility may be significant in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Market volatility may be significant over short or extended periods. There is no guarantee that the Collateral Yield Enhancement Strategy, and use of “iron condors,” will be effective or that transactions deemed by the Adviser to be suitable will be available.

This Collateral Yield Enhancement Strategy’s profit potential is generally limited to the net premium received when writing (selling) the equity index call and put options. The potential for loss is an amount equal to the difference between either the strike (exercise or expiration) price of the written (sold) call and the strike (exercise or expiration) price of the purchased call, or the strike (exercise or expiration) price of the purchased put and the strike (exercise or expiration) price of the written (sold) put, plus any commissions or premiums paid to purchase the corresponding equity index call and put options, and multiplied by the number of individual call and put options.

Maximum loss under an “iron condor” occurs from either the put or the call option, when the index price level is greater than the purchased call or less than the purchased put.

Other Investment Company Risk.  To the extent a Fund invests in exchange-traded funds (“ETFs”) or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. A Fund and its shareholders will incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles.

Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their NAV. The purchase of shares of some investment companies (such as ETFs) may require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs or otherwise trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

U.S. Government Securities Risk.  Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. In addition, although U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate in value and are subject to investment risks. The value of U.S. government obligations may be adversely affected by changes in interest rates.

The SAI describes the Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:

Redemption Risk.  The Funds are subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. Redemption risk is heightened during periods of declining or illiquid markets. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction.

Regulatory and Legal Risk.  U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed. The Securities and Exchange Commission (“SEC”) recently adopted rules intended to limit, assess and manage liquidity risk. In the future, the rules may materially affect the securities in which a Fund invests and a Fund’s investment strategies and performance. Additionally, members of Congress have from time to time proposed legislation relating to the taxation of financial instruments, including legislation that would require holders to annually mark to market affected financial instruments and treat any resulting gains as ordinary income. These or other potential changes in law could adversely affect the tax treatment of an investment in a Fund.

Portfolio Holdings Disclosure Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ investments is available in the SAI.

MANAGEMENT OF THE FUNDS

Each Fund is a series of Harvest Volatility Edge Trust, a Delaware statutory trust (the “Trust”), which is overseen by its Board of Trustees. The Adviser provides day-to-day investment advice regarding the Funds’ portfolio transactions, including making investment decisions for the Funds, pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Advisory Agreement”).

The Adviser

Harvest Volatility Management, LLC, located at 420 Lexington Ave., Suite 2620, New York, NY 10170, is the Funds’ investment adviser. The Adviser is a Delaware limited liability company and an investment adviser registered with the SEC since 2008. The Adviser provides discretionary investment advisory services to a range of clients, including private clients, foundations, endowments and institutional investors. As of December 31, 2018, the Adviser had approximately $10.4 billion of assets under management, all of which it managed on a discretionary basis.

As compensation for its services as investment adviser to the Funds, the Adviser is entitled to the following advisory fee for each Fund (expressed as a percentage of average daily net assets):

Fund	Advisory Fee
Harvest Edge Absolute Fund	0.65%
Harvest Edge Equity Fund	0.55%
Harvest Edge Bond Fund	0.45%

A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Funds’ report to shareholders for the fiscal period ended April 30, 2018.

The Adviser has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by each Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, expenses incurred in connection with any merger or reorganization, litigation and extraordinary expenses) to the percentage of the average daily net assets of each class of shares as set forth in the summary section. The limitation may not be increased or terminated prior to this time without approval of the Board and is subject to the Adviser’s recoupment rights.

If on any day or month, the estimated annualized operating expenses of a Fund (or class or classes of shares thereof) as of that day or month are less than the applicable expense limit as of that day or month, the Adviser is entitled to recoupment of the previously waived or reduced fees, reimbursed expenses, and additional payments from the Fund (or such class or classes of shares thereof) for three years from the date of the waiver, reduction, reimbursement, or additional payment. Any such recoupment shall be subject to the lesser of the expense limit in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

Portfolio Managers

A team of investment professionals manages each of the Funds. Information about the team members jointly and primarily responsible for the day-to-day management of the Funds is shown below. Further information regarding the team members, including other accounts managed, compensation, and ownership of Fund shares, is available in the SAI.

Richard L. Selvala, Jr., is Chief Executive Officer and Portfolio Manager of the Adviser. Prior to founding the Adviser in 2008, Mr. Selvala was Co-Head of Volaris, Credit Suisse’s volatility management unit with $4 billion of AUM. Prior to Volaris, Mr. Selvala held various senior derivative management and marketing positions at Credit Suisse, UBS and General Motor’s Treasurer’s Office. Mr. Selvala received an MBA from Harvard Business School in 1990 and received a BS in Mechanical Engineering from the University of Michigan in 1985.

Curtis F. Brockelman, Jr., is President, Chief Risk Officer and Portfolio Manager of the Adviser. Prior to founding the Adviser in 2008, Mr. Brockelman was the Founder and Managing Partner of Perch Bay Group, LLC and Perch Bay Partners LLC. While at Perch Bay, Mr. Brockelman was the portfolio manager for Perch Bay Partners Sigma 1, LP, a volatility arbitrage hedge fund trading index options. Prior to Perch Bay, Mr. Brockelman was a Senior Vice President of Investments and a partner in “The Brockelman Group” at Salomon Smith Barney for seven years. Mr. Brockelman received a BA in Economics from Duke University in 1991.

Michael Zigmont, CFA, is a Partner of the Adviser and has more than 12 years of experience in volatility trading, research and structuring. Prior to joining the Adviser in 2008, an Equity Options Trader and Quantitative Analyst with Volaris, Credit Suisse’s volatility management unit, he was responsible for risk management of OTC and listed options on $4 billion of client assets. Subsequent to joining Volaris, Mr. Zigmont was a Vice President with Morgan Stanley in the Structured Investments Group and OTC Hedging Desk within the Institutional Equities Division. He holds a B.A. in Engineering Sciences from Dartmouth College and studied at the University of Mainz in Germany.

Tim Knowles, is a Managing Director and Co-Portfolio Manager of the Adviser’s Call Writing and Put Writing strategies with eighteen years of experience trading and managing option portfolios. Prior to joining the Adviser in 2016, Mr. Knowles was co-head of Credit Suisse Volaris, responsible for the portfolio management of the two largest strategies and the head marketer. Prior to joining Credit Suisse Volaris in 2004, Mr. Knowles was an options market maker for Tahoe Trading and Botta Capital Management. Mr. Knowles earned a bachelor’s degree in Economics from Duke University.

Other Service Providers to the Funds

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Funds’ administrator, fund accounting agent and transfer agent, and ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

CHOOSING A SHARE CLASS

Each Fund offers two classes of shares: Investor Class Shares and Institutional Class Shares. The Funds may offer additional classes of shares in the future. Each Fund reserves the right to make exceptions to any action taken to close the Fund or limit inflows into the Fund and delegates such authority to the Adviser.

When you purchase shares of a Fund, you must choose a share class. Each share class of a Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class and not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested and the expenses of the share class. You may wish to consult your financial advisor when deciding which class of shares to buy. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. A class may have higher expenses than another class, which may lower the return on your investment.

The Funds or the Adviser do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds.

Eligibility

Investor Class Shares are available to the general public for investment.

With certain exceptions, the Institutional Class Shares are typically offered only to those investors that purchase at least the prescribed minimum amount of a Fund. Institutional Class Shares are offered directly, via the Transfer Agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers). Such intermediaries may require payments for the provision of distribution, administrative or shareholder retention services, and networking and/or omnibus account fees. Some of the foregoing payments may be borne by the Adviser or other service providers and certain of the foregoing payments (except payments for any activities that are primarily intended to result in the sale of Fund shares) may be borne by a Fund.

An investor transacting in Institutional Class Shares may be required to pay a commission to a broker in connection with transactions in Institutional Class Shares.

Investment Minimums

For each Fund, the minimum initial investment for Investor Class Shares is generally $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum initial investment for Institutional Class Shares is generally $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class Shares by aggregating multiple accounts within a Fund. If a shareholder invests in a Fund through a financial adviser or intermediary, the minimum initial investment for Institutional Class Shares may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum investment for subsequent purchases is $100 for Investor Class Shares. There is no minimum subsequent investment for Institutional Class Shares.

The Funds reserve the right to waive or change investment minimums (at any time), in general or for accounts sold through specific financial intermediaries, and delegates such authority to the Adviser. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. The Funds cannot necessarily ensure that various financial intermediaries will enforce investment minimums.

Financial intermediaries may have their own investment minimums, which may be higher or lower than the Funds’ investment minimums. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker, or other intermediary, the account minimum applies to the omnibus account, not to the account of the individual investor.

Employees of the Adviser and their families are not subject to any initial or subsequent investment minimums.

DISTRIBUTION AND/OR SERVICE PLANS

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares, which allows each Fund to pay fees to financial intermediaries (which may be paid through the Distributor) at an annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class Shares for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. These fees may be paid to the Distributor, the Adviser and their affiliates. Each Fund may reduce the amount of Rule 12b-1 fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including the Distributor, the Adviser or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because the fees under the plan are paid on an ongoing basis, the fees will increase the cost of an investment in Investor Class Shares of a Fund.

BUYING AND REDEEMING SHARES

The following tables provide a summary of certain information about how to buy, exchange or redeem shares. The information in these tables is qualified in its entirety by the detailed descriptions that follow. You should read these tables in conjunction with the rest of the information in this section.

Investment Minimums*

	Investor Class Shares	Institutional Class Shares
Minimum Initial Investment	$2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts.
$25,000 for all accounts. Investors generally may meet the minimum initial investment by aggregating multiple accounts within the Fund. If a shareholder invests through a financial adviser or intermediary, the minimum initial investment may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum.

Minimum Subsequent Investment	$100	None

*	Each Fund reserves the right to waive or change investment minimums, in general or for accounts sold through specific financial intermediaries, and delegates such authority to the Adviser. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. The Funds cannot necessarily ensure that various financial intermediaries will enforce investment minimums. Employees of the Adviser and their families are not subject to any initial or subsequent investment minimums.

Opening An Account

You may obtain an account application by calling 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday, or via the Funds’ website at www.hvmfunds.com.
By Mail	Please mail your completed account application and a personal check payable to Harvest Volatility Edge Trust to:
	Regular Mail: Harvest Volatility Edge Trust P.O. Box 1920 Denver, CO 80201	Overnight Mail: Harvest Volatility Edge Trust 1290 Broadway, Suite 1100 Denver, CO 80203
By Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.
By Wire	To open an account and make an initial investment by wire, please first complete an account application form (see the options above).

After the Fund has received your completed account application form at one of the addresses listed above, you will receive an account number. Please ensure that your bank receives this account number as part of your wiring instructions.

For more details on wiring instructions, please call 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday, or visit www.hvmfunds.com.
Please note that most banks charge fees when sending wires.

Adding To An Account (Subsequent Investment)

Existing shareholders of Investor Class Shares and Institutional Class Shares may purchase additional shares of the same class for all authorized accounts through the methods described below.

Please send a letter (with your account number) or statement stub to the Fund, or complete a subscription form (available at www.hvmfunds.com or by calling 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday).

By Mail	Mail the letter or completed form, along with a personal check payable to Harvest Volatility Edge Trust to:
	Regular Mail: Harvest Volatility Edge Trust P.O. Box 1920 Denver, CO 80201	Overnight Mail: Harvest Volatility Edge Trust 1290 Broadway, Suite 1100 Denver, CO 80203
Via Automatic Investment Plan
You may establish an Automatic Investment Plan when you open your account. To do so, please complete the Automatic Investment Plan section of the account application.

Additionally, you may establish an Automatic Investment Plan by completing the Account Options Form available at www.hvmfunds.com.

By Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.
By Wire
Please call the Transfer Agent at 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday, and inform the Transfer Agent that you will be wiring funds.

Please ensure that your bank receives your Fund account number as part of your wiring instructions. For more details on wiring instructions, please call 1-844-434-4838 or visit www.hvmfunds.com.

Please note that most banks charge fees when sending wires.

Selling Shares (Redeeming Your Investment)

Please send a letter to the Fund, or complete a redemption form (available at www.hvmfunds.com or by calling 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday).
By Mail	Mail the letter or completed form to:
	Regular Mail: Harvest Volatility Edge Trust P.O. Box 1920 Denver, CO 80201	Overnight Mail: Harvest Volatility Edge Trust 1290 Broadway, Suite 1100 Denver, CO 80203
By Phone	Please call 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday to redeem your shares.

When you open your account you will automatically have the ability to redeem shares by telephone unless you specify otherwise on your account application. To change your telephone preferences, please complete the Account Options Form available at www.hvmfunds.com or call 1-844-434-4838.

PLEASE NOTE: Redemption by phone is not available for retirement or education savings accounts.

By Wire
If you have previously established wiring instructions for your account, please call 1-844-434-4838 to redeem your shares, or complete a redemption form available at www.hvmfunds.com. Please note that your bank may charge a fee in order to process the wire.

If you have an open account, but have not previously established wiring instructions for that account, please send the Transfer Agent a written request to add such wiring instructions to your account. In order to do this, please complete the Transaction Request Form or Account Options Form available at www.hvmfunds.com or call 1-844-434-4838.

By Broker / Intermediary	Contact your broker or intermediary, who may charge you a fee for their services.

The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid medallion signature guarantee form, when changing certain information in an account (i.e., wiring instructions, etc.). For information on obtaining a medallion signature guarantee, see “Medallion Signature Guarantees” in this Prospectus.

Each Fund has the right to charge an annual service fee or other designated fees (e.g., a transfer, rollover or termination fee) for maintaining a shareholder’s retirement account. In addition, each Fund has the right to be reimbursed for all reasonable expenses, including legal expenses, that the Fund incurs in connection with the administration of a retirement account. Each Fund may charge a shareholder separately for any such fees or expenses, or the Fund may deduct the amount of the fees or expenses from the assets in the shareholder’s retirement account at its discretion. Each Fund reserves the right to charge any additional fee upon 30 days notice to a shareholder that the fee will be effective.

Networking, Sub-Accounting and Administrative Fees

The Trust, on behalf of the Funds, may enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which may be paid all or in part by the Funds, may be substantial and are in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to the Rule 12b-1 plan for Investor Class Shares and agreements with the Distributor. These payments may increase the Funds’ operating expenses and reduce their investment performance.

Payments to Select Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may also make payments out of their own resources for marketing, promotional and/or administrative related expenses to select financial intermediaries on behalf of the Funds. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, affiliates of the Adviser, and select financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to the fees disclosed in this prospectus. Please contact your financial intermediary for details about any fees or expenses it charges.

Buying Shares

In order to buy or redeem shares at that day’s NAV, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the NAV computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s NAV.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Trust’s post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

Investors may be charged a fee if they effect transactions through a broker or agent. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, each Fund is available only to U.S. citizens and/or residents.

The Funds generally will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Funds shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

Automatic Investment Plans

Automatic Investment Plans allow you to make regular investments in a Fund through automatic deductions from your bank account. Automatic Investment Plans are offered for both Investor Class Shares and Institutional Class Shares. You may establish an Automatic Investment Plan when you open your account or, for an existing account, by completing the Account Options Form available at www.hvmfunds.com. The minimum automatic deduction is $100 per month or quarter. There is no charge to participate in a Fund’s Automatic Investment Plan. You can stop the deductions at any time by notifying the Fund in writing or via telephone at 1-844-434-4838.

Redeeming Shares

Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable NAV determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemptions, like purchases, may be made directly through the Funds or through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing, redemption or service fee in connection with the redemption of shares.

Each Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Redemption Payments

In all cases, your redemption price is the NAV per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven (7) days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to seven (7) days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a medallion signature guarantee, as described in “Medallion Signature Guarantees” in this Prospectus.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods). In addition, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. See “Redemptions In-Kind” below and the SAI for more details regarding redemptions in-kind.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make redemption payments in securities rather than cash. If a Fund deems it advisable that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. In general, each Fund will seek to make redemption payments in securities that, as closely as practicable, represent a pro rata share of the Fund’s portfolio, subject to certain exceptions. A shareholder would bear any market and liquidity risks and may pay brokerage charges and other transaction-related fees on the sale of any securities received as a result of a redemption in-kind.

Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. Each Fund requires a medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request, to help protect against fraud on certain types of transfer requests or account registration changes). Medallion signature guarantees must be obtained from a participant in a medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industry Regulatory Authority, Inc. or members of the New York Stock Exchange. Call your financial institution to find out if it participates in a medallion program, or call the Fund at 1-844-434-4838 for information on obtaining a medallion signature guarantee.

Share Class Conversions

Fund shareholders may convert shares between Investor Class Shares and Institutional Class Shares of the same Fund. Share class conversions must generally meet the minimum investment requirements described in “Investment Minimums” in this Prospectus or eligibility requirements, though each Fund reserves the right to waive or change investment minimums and delegates such authority to the Adviser. A share class conversion is generally not considered a taxable transaction. You may wish to consult with your tax advisor. The Funds do not impose fees for such conversions. You may request a share class conversion by telephone or by mail. Please call Shareholder Services at 1-844-434-4838 for more information. Please note: broker-dealers or financial intermediaries might restrict share class conversions, or they might impose fees on such conversions. The conversion feature for the share classes or a share class may be modified from time to time.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven (7) days, you may exchange those shares for shares of the same class of any other Fund, if such Fund is available for sale in your state.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. Any new account or new subscription established through an exchange is subject to any existing restrictions or conditions on the Fund that is to be acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. If a shareholder exchanges the shares of one Fund for another, the shareholder is not entitled to later reverse the exchange unless all the foregoing conditions are satisfied.

Before effecting an exchange, you should read the prospectus of the Fund into which you are exchanging.

An exchange represents the sale of shares of one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. You may wish to consult with your tax advisor. Transfers between classes of a single Fund are generally not considered a taxable transaction (see “Share Class Conversions” above).

The exchange privilege for the share classes or a share class may be modified from time to time. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Trust or the Transfer Agent for further details.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

If at any time your account balance falls below the applicable minimum initial investment amount for the share class and type of account described under “Investment Minimums” in this Prospectus due to redemptions, a letter may be sent advising you to add to your account to meet the applicable minimum account balance, to transfer your shares to another share class of the Fund for which you are eligible, or to redeem the remaining shares in your account. If action is not taken within 30 days of the notice, the Fund may require mandatory redemption of shares, or the Fund may elect to transfer the shares to another share class of the Fund for which you are eligible. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements. An automatic redemption, as a sale of your Fund shares, may have tax consequences. See “Taxes” below for more information.

Each Fund reserves the right to waive or change investment minimums, and delegates such authority to the Adviser.

Individual Retirement Account or Coverdell Education Savings Accounts

An annual IRA and education savings account maintenance fee of $10.00 is charged by the IRA custodian on a per-account basis.

Share Certificates

The Funds do not issue share certificates.

Verification of Accounting Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire / Insufficient Funds Policy

Each Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase. These fees typically vary by bank, and may be based on various factors, such as type of account or bank policies. Please contact your bank for more information.

Frequent Purchases and Sales of Fund Shares

Because of the risks associated with an investment in the Funds, and so that you can better manage volatility in each Fund’s NAV, the Funds recommend that you invest only for the long term. Short-term buying and selling of shares of a Fund may have detrimental effects on the Fund and other shareholders. Short-term trading and market timing can disrupt the management of the Fund’s investment portfolio and cause the Fund to incur costs, which are borne by non-redeeming shareholders.

The Board has adopted policies and procedures designed to deter frequent purchases and redemptions, and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order from any investor the Funds believe has a history of abusive trading or whose trading, in the Funds’ judgment, has been or may be disruptive to the Funds. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage a Fund.

Rights Reserved by the Funds

In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Adviser (or its affiliates) nor the Board will be responsible for any loss in your account or tax liability resulting from such a redemption.

Unclaimed Property Laws

In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time — generally, three or five years — the Transfer Agent may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to minimize the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact the Transfer Agent to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact the Transfer Agent at 1-844-434-4838 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Funds’ securities for the purpose of determining a Fund’s NAV. The valuation of the securities of a Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time).

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, provided such price is not deemed stale, and that it represents fair value. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies.

The market price for debt obligations (including short-term debt obligations with remaining maturities of 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from: (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/ dealers that make a market in the security.

With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing. ETFs will usually be valued in the same manner as equity securities that are traded on an exchange.

An exchange-traded option is valued on the valuation day at the mean of the bid and ask prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant Exchange or Board of Trade for non-U.S. listed options. Flexible exchange options cleared by the Options Clearing Corporation will be valued by a pricing vendor. When the Fund writes a call option, it records the premium as an asset and equivalent liability and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding sentences.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Each Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

The Funds may invest in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Information about the valuation of the Funds’ holdings can also be found in the SAI and the Funds’ shareholder reports.

DIVIDENDS AND DISTRIBUTIONS

The policy of Harvest Edge Absolute Fund and Harvest Edge Bond Fund is to distribute to its shareholders substantially all net investment income on a quarterly basis. The policy of Harvest Edge Equity Fund is to distribute to its shareholders substantially all net investment income on an annual basis. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers.

Income dividend distributions are derived from interest and other income each Fund receives from its holdings and include distributions of short-term capital gains. Such income is netted with Fund expenses to determine the income dividend. Long-term capital gain distributions are derived from gains realized when a Fund sells an investment it has owned for more than a year, from capital gain distributions from securities owned by a Fund, or from transactions in options that qualify as section 1256 contracts, which may generate both short-term and long-term capital gains distributions. Distributions of short-term capital gains are generally taxable as ordinary income.

A Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your account settings at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $25.00. Uncashed checks may be reinvested at current NAV and for any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

•	U.S. citizens or residents;
•	U.S. corporations;
•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
•	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax- exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non- financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the Statement of Additional Information under “TAXATION.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as “regulated investment companies” (or RICs) and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that none of the Funds is subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy these distribution requirements.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. The maximum long-term capital gain rate applicable to individuals is currently 20%. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Funds do not expect a significant portion of their distributions to be derived from “qualified dividend income,” which is generally taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends. The Funds do not expect a significant portion of their distributions to be eligible for the dividends-received deduction with respect to corporate shareholders. A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from securities which it owns, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. A Fund may realize ordinary income from distributions from securities, from foreign currency gains , from interest on indebtedness owned by the Fund and from other sources.

The Funds generally will seek to implement the Collateral Yield Enhancement Strategy such that the options contracts qualify for treatment as a “Section 1256” contract, as defined in the Internal Revenue Code. Gains and losses with respect to Section 1256 contracts are generally treated as 60% long term capital gains (or losses) and 40% short term capital gains (or losses). If a Fund holds a Section 1256 contract at the end of its taxable year, the Fund is generally deemed to sell such option at fair market value at such time and recognize any gain or loss thereon. For more information, see the Statement of Additional Information under “TAXATION.”

Distributions of earnings are taxable whether or not a shareholder receives them in cash or reinvests them in additional shares. If a distribution of earnings is made shortly after a shareholder purchases shares of a Fund, while in effect a return of capital, the dividend or distribution is still taxable. If this is not preferred, you may wait to invest until after a Fund has paid a dividend.

Sale of Fund Shares

A shareholder’s sale of Fund shares will generally result in taxable gain to the extent that the amount realized from the sale exceeds the shareholder’s adjusted tax basis in the Fund shares sold, and loss to the extent that the shareholder’s adjusted tax basis in the Fund shares sold exceeds the shareholder’s amount realized with respect to such shares. Gains from the sale of Fund shares held for more than one year generally are taxed at favorable long-term capital gain rates, while those resulting from sales of shares held for one year or less (to the extent not offset by the shareholder’s net capital losses from other sources) generally are taxed as short-term capital gain, subject to rates that are currently equivalent to those applied to ordinary income. The deductibility of capital losses is subject to significant limitations. For more information, see the Statement of Additional Information under “TAXATION — Sale, Exchange or Redemption of Shares.”

Redemption of Fund Shares

A shareholder who redeems shares in a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the redemption or the exchange and the shareholder’s aggregate adjusted basis in the shares surrendered. Any capital gain or loss realized upon redemption of shares of a Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. For more information, see the Statement of Additional Information under “TAXATION — Sale, Exchange or Redemption of Shares.”

Taxation of Certain Investments

A Fund may, at times, buy debt obligations at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income to the extent required by applicable law. Even though payment of that amount is not received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. A Fund may also buy debt obligations in the secondary market that are treated as having a market discount. Generally, a gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income even though the Fund does not receive payment of such amount at that time. A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

A Fund’s transactions in derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

For more information, see the Statement of Additional Information under “TAXATION — Certain Tax Rules Applicable to Fund Transactions.”

Other Foreign Tax Issues

In addition, the Fund may be subject to other foreign tax regulations on income and capital gains. For a more complete discussion of such issues, please refer to the Statement of Additional Information.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer, and to the undistributed net investment income of a trust or estate, who recognizes adjusted gross income in excess of a threshold amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in a Fund.

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 24%.

Foreign Accounts

Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on distributions from a Fund, as discussed in more detail in the SAI. For more information regarding withholding with respect to foreign accounts, see the Statement of Additional Information under “TAXATION — Foreign Shareholders.”

Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund’s financial performance for the period of each Fund’s operations presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Funds’ 2018 Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS (continued)

Harvest Edge Absolute Fund

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.02
Net realized and unrealized loss on investments	(0.15)
Total from investment operations	(0.13)

NET ASSET VALUE, END OF PERIOD	$9.87
TOTAL RETURN(b)	(1.30	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$117
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.51	%(d)
Operating expenses excluding fee waivers/reimbursements	7.73	%(d)
Net investment income including fee waivers/reimbursements	0.20	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	1.20	%(d)
Operating expenses excluding fee waivers/reimbursements	7.42	%(d)
Net investment income including fee waivers/reimbursements	0.51	%(d)
PORTFOLIO TURNOVER RATE	72	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

Harvest Edge Absolute Fund

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.03
Net realized and unrealized loss on investments	(0.13)
Total from investment operations	(0.10)
LESS DISTRIBUTIONS
Distributions from net investment income	(0.03)
Total distributions	(0.03)

NET ASSET VALUE, END OF PERIOD	$9.87
TOTAL RETURN(b)	(1.00	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$9,776
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.20	%(d)
Operating expenses excluding fee waivers/reimbursements	6.45	%(d)
Net investment income including fee waivers/reimbursements	0.36	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	0.95	%(d)
Operating expenses excluding fee waivers/reimbursements	6.20	%(d)
Net investment income including fee waivers/reimbursements	0.61	%(d)
PORTFOLIO TURNOVER RATE	72	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

Harvest Edge Equity Fund

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.05
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.21)

NET ASSET VALUE, END OF PERIOD	$9.79
TOTAL RETURN(b)	(2.10	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$119
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.26	%(d)
Operating expenses excluding fee waivers/reimbursements	37.17	%(d)
Net investment income including fee waivers/reimbursements	0.51	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	1.15	%(d)
Operating expenses excluding fee waivers/reimbursements	37.06	%(d)
Net investment income including fee waivers/reimbursements	0.62	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

HARVEST EDGE EQUITY FUND

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.07
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.19)

NET ASSET VALUE, END OF PERIOD	$9.81
TOTAL RETURN(b)	(1.90	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$982
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.01	%(d)
Operating expenses excluding fee waivers/reimbursements	14.71	%(d)
Net investment income including fee waivers/reimbursements	0.74	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	0.90	%(d)
Operating expenses excluding fee waivers/reimbursements	14.60	%(d)
Net investment income including fee waivers/reimbursements	0.85	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

HARVEST EDGE BOND FUND

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.12
Net realized and unrealized loss on investments	(0.60)
Total from investment operations	(0.48)
LESS DISTRIBUTIONS
Distributions from net investment income	(0.42)
Total distributions	(0.42)

NET ASSET VALUE, END OF PERIOD	$9.10
TOTAL RETURN(b)	(4.91	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$111
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	0.96	%(d)
Operating expenses excluding fee waivers/reimbursements	38.91	%(d)
Net investment income including fee waivers/reimbursements	1.49	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	0.85	%(d)
Operating expenses excluding fee waivers/reimbursements	38.80	%(d)
Net investment income including fee waivers/reimbursements	1.60	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

HARVEST EDGE BOND FUND

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.16
Net realized and unrealized loss on investments	(0.63)
Total from investment operations	(0.47)
LESS DISTRIBUTIONS
Distributions from net investment income	(0.05)
Total distributions	(0.05)

NET ASSET VALUE, END OF PERIOD	$9.48
TOTAL RETURN(b)	(4.71	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$902
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	0.72	%(d)
Operating expenses excluding fee waivers/reimbursements	15.50	%(d)
Net investment income including fee waivers/reimbursements	1.87	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	0.60	%(d)
Operating expenses excluding fee waivers/reimbursements	15.38	%(d)
Net investment income including fee waivers/reimbursements	1.99	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

Additional Information

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract with (or on behalf of) the Funds without shareholder approval, except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Adviser or other parties who provide services to the Funds.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The annual reports list the holdings of the Funds (or a summary of holdings), describe Fund performance, include audited financial statements and discuss how investment strategies and Fund performance have responded to recent market conditions and economic trends during the Funds’ last fiscal year. The semi-annual reports list the holdings of the Funds (or a summary of the holdings) and include unaudited financial statements. The annual and semi-annual reports may contain a summary schedule of investments for the Funds. A complete schedule of investments may be obtained as noted in the SAI.

Householding

To help keep Fund expenses low, a single copy of a Prospectus or shareholder report may be sent to shareholders sharing the same mailing address. Please contact the Funds if you do not want this policy to apply to you. You will be sent individual copies within 30 days after receipt of your revocation of this policy. If you purchased Fund shares through an intermediary, please contact your intermediary.

Statement of Additional Information

The SAI also provides additional information about each Fund’s investments, strategies and risks and a more detailed description of certain Trust policies and procedures. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

This Prospectus, the SAI and other regulatory documents of the Trust, once filed, are or will be available, free of charge, on the Trust’s website www.hvmfunds.com or you may also call 1-844-434-4838. You can also obtain these documents, reports and other information at www.sec.gov and as described below.

Contact Information

If you have any questions about any of the Funds or would like to view or obtain a copy of the Prospectus, SAI or annual or semiannual report (once available) at no cost, you may:

View Documents Online – www.hvmfunds.com

Call for a Copy – 1-844-434-4838

ALPS Distributors, Inc. is the distributor of the Funds.

How to Contact the SEC

Website: www.sec.gov

E-mail: publicinfo@sec.gov

You may also access reports and other information about the Trust on the EDGAR Database on the SEC’s webpage at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

The investment company registration number of Harvest Volatility Edge Trust, of which each Fund is a series, is 811-23286.